UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

FLUID MEDIA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52118	26-0140268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5813-A Uplander Way Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 665-9878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

On October 17, 2007, pursuant to a Stock Purchase Agreement among Fluid Media Networks, Inc., a Nevada corporation (the “Registrant”),  Trusonic Inc., a Delaware corporation engaged in the business of providing background music services for business locations worldwide (“Trusonic), and the stockholders of Trusonic (the “Purchase Agreement”), the Registrant acquired one hundred percent of the issued and outstanding stock of Trusonic.

The aggregate purchase consideration payable by the Registrant pursuant to the Purchase Agreement is $6 million.  Of this amount, the Registrant paid $4 million in cash and issued $2 million in secured promissory notes bearing interest at 7% per annum (the “Notes”).  The Notes are payable in two installments on each of October 17, 2008 and October 16, 2009 and are secured by all of the assets of the Registrant pursuant to the terms of that certain Security Agreement dated as of October 17, 2007 between the Registrant and Trusonic in favor of the noteholders (the “Security Agreement”).  Upon the occurrence of an event of default, interest will accrue on the Notes at the rate of 10% per annum and the holders thereof may declare the entire principal balance, together with all accrued and unpaid interest, immediately due and payable.  Events of default under the Notes are generally (i) the failure of the Registrant to make timely payments to the noteholders, (ii) the breach by the Registrant of any warranty or obligation under the Purchase Agreement, the Notes or the Security Agreement, and (iii) certain bankruptcy events with respect to the Registrant.

Other than in connection with the acquisition, there are no material relationships between the selling stockholders of Trusonic and the Registrant, any of its directors or officers, or any of their respective associates.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under and Off-BalanceSheet Arrangement of a Registrant

The information set forth under Item 2.01 above is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)                           Financial Statements of Business Acquired

The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K within 71 days of the date hereof as permitted under Item 9.01(a)(4) of Form 8-K.

(b)                           Pro Forma Financial Information

The pro forma financial information required by this item will be filed by an amendment to this Current Report on Form 8-K within 71 days of the date hereof as permitted under Item 9.01(a)(4) of Form 8-K.

(d)                           Exhibits

10.1             Stock Purchase Agreement dated as of October 17, 2007 by and among Fluid Media Networks, Inc., a Nevada corporation, Trusonic Inc., a Delaware corporation, and the several stockholders named therein.

10.2           Form of Promissory Note dated October 17, 2007 delivered by Fluid Media Networks, Inc. in connection with its acquisition of Trusonic Inc.

10.3           Security Agreement dated October 17, 2007 by and between Fluid Media Networks, Inc. and Trusonic Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUID MEDIA NETWORKS, INC.

Date: October 23, 2007	/s/ Justin F. Beckett
Justin F. Beckett
President

EXHIBIT INDEX

10.1             Stock Purchase Agreement dated as of October 17, 2007 by and among Fluid Media Networks, Inc., a Nevada corporation, Trusonic Inc., a Delaware corporation, and the several stockholders named therein.

10.2           Form of Promissory Note dated October 17, 2007 delivered by Fluid Media Networks, Inc. in connection with its acquisition of Trusonic Inc.

10.3           Security Agreement dated October 17, 2007 by and between Fluid Media Networks, Inc. and Trusonic Inc.